UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

September 22, 2015

Date of report (Date of earliest event reported)

FCCC, INC.
(Exact Name of Registrant as Specified in its Charter)

Connecticut	001-08589	06-0759497
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3502 Woodview Trace, STE 200, Indianapolis, Indiana	46268
(Address of Principal Executive Offices)	(Zip Code)

(317) 860-8210
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

On September 22, 2015, we dismissed our independent registered public accounting firm, Marcum LLP (“Marcum”), effective immediately. The dismissal was approved by the Board of Directors.

Marcum’s reports on our financial statements for the years ended March 31, 2014 and 2015 did not contain any adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. In connection with the audits of the fiscal years ended March 31, 2014 and 2015 and through September 22, 2015, there were (1) no disagreements with Marcum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Marcum would have caused Marcum to make reference to the subject matter of the disagreement(s) in connection with its reports; and (2) no “reportable events” as such term is defined in Item 304(a)(1)(v) of Regulation S-K.

We have provided Marcum with a copy of this Form 8-K prior to its filing with the Securities and Exchange Commission, and requested that Marcum furnish a letter addressed to the Commission stating whether or not it agrees with the above statements and, if not, stating the respects in which it does not agree. A copy of such letter, dated September 23, 2015, indicating that Marcum is in agreement with these disclosures, is filed as Exhibit 16.1 to this Form 8-K.

On September 22, 2015, we engaged Somerset CPAs, P.C. (“Somerset”) as our independent registered public accountant effective immediately. During the fiscal years ended March 31, 2014 and 2015 and through September 22, 2015, we did not consult with Somerset regarding (1) the application of accounting principles to a specified transaction, (2) the type of audit opinion that might be rendered on our financial statements, (3) written or oral advice provided that would be an important factor considered by us in reaching a decision as to an accounting, auditing or financial reporting issue, or (4) any matter that was the subject of a disagreement between our company and our predecessor auditor as described in Item 304(a)(1)(iv) or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

16.1	Letter to the Securities and Exchange Commission from Marcum LLP dated September 23, 2015

1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FCCC, INC.

Date: September 25, 2015	By:	/s/ Frederick L. Farrar
Frederick L. Farrar
Chief Executive Officer and Chief Financial Officer

EXHIBIT INDEX

No.	Description	Manner of Filing

16.1	Letter to the Securities and Exchange Commission from Marcum LLP dated September 23, 2015	Furnished Electronically